THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Interim Report
December 31, 2008

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 2008

Assets

Portfolio investments at fair value (cost $13,456,856)	$15,187,632
Cash and cash equivalents	3,215,084
Deferred compensation plan assets, at market value	305,008
Prepaid expenses and other assets	65,774
Other receivable – foreign withholding tax	60,242
Prepaid income tax	5,938
Accrued interest receivable	3,560

Total Assets	$18,843,238

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$305,008
Due to affiliate	20,000
Deferred tax liability	9,832
Accounts payable and accrued expenses:
Audit and tax	130,900
Legal	24,695
Other	2,814
Total liabilities	493,249

Shareholders’ equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	115,858
Beneficial Shareholders (108,159.8075 shares)	18,234,131
Total shareholders’ equity (net asset value)	18,349,989

Total Liabilities and Shareholders’ Equity	$18,843,238

Net Asset Value per Share of Beneficial Interest	$168.59

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Nine Months Ended December 31, 2008
	Three Months	Nine Months
	Ended	Ended
	December 31,	December 31,
	2008	2008

Investment Income and Expenses

Income:
Income from cash and cash equivalents	$12,492	$67,946
Interest income distributions received from indirect investments	2,817	5,008
Other income from indirect investments	-	16
Total income	15,309	72,970

Expenses:
Audit and tax fees	66,347	178,681
Management fee	42,380	140,371
Legal fees	39,141	134,806
Administrative fees	27,990	84,185
Independent Trustee fees	14,078	53,411
Insurance expense	13,492	40,187
Other expenses	13,705	22,037
Total expenses	217,133	653,678

Net investment loss	(201,824)	(580,708)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized appreciation of Indirect Investments	(1,012,434)	(1,058,864)
Distributions of realized gain received from Indirect Investments	121,416	574,541
Realized loss from write-off of Indirect Investments	(809,500)	(1,621,213)
Net change in shareholders’ equity from Indirect Investments	(1,700,518)	(2,105,536)

Change in net unrealized depreciation of Distributed Investments	(7,109)	(43,420)
Net realized gain from Distributed Investments	-	5,717
Net change in shareholders’ equity from Distributed Investments	(7,109)	(37,703)

Change in net unrealized appreciation of Direct Investments	51,969	(10,675)

Net change in shareholders’ equity from Portfolio Investments before tax	(1,655,658)	(2,153,914)

Provision for income taxes	871	3,789

Net change in shareholders’ equity from Portfolio Investments after tax	(1,654,787)	(2,150,125)

Net Decrease in Shareholders’ Equity from Operations	$(1,856,611)	$(2,730,833)

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Nine Months Ended December 31, 2008

Adviser	Beneficial
Trustee	Shareholders	Total

Shareholders’ equity as of April 1, 2008	$354,716	$23,985,900	$24,340,616

Increase (decrease) in shareholders’ equity
from operations:
Net investment loss	(2,672)	(578,036)	(580,708)
Net realized gain from investments (D)	26	5,691	5,717
Distributions of realized gain received from
Indirect Investments – net	(4,816)	(1,041,856)	(1,046,672)
Change in unrealized appreciation
on investments – net (E)	(216,413)	(896,546)	(1,112,959)
Provision for income taxes	17	3,772	3,789

Net decrease in shareholders’ equity
from operations	(223,858)	(2,506,975)	(2,730,833)

Distributions to shareholders: (C)
Return of capital distributions	(13,451)	(2,909,693)	(2,923,144)
Realized gain distributions	(1,549)	(335,101)	(336,650)
Total distributions to shareholders	(15,000)	(3,244,794)	(3,259,794)

Net decrease in shareholders’ equity	(238,858)	(5,751,769)	(5,990,627)

Shareholders’ equity as of December 31, 2008 (A)	$115,858	$18,234,131	(B)	$18,349,989

(A)	Shareholders’ equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $168.59 as of December 31, 2008.  Additionally, from February 9, 1998 (commencement of operations) through December 31, 2008, the Trust made cash distributions to Beneficial Shareholders totaling $1,126 per share of beneficial interest.

(C)	The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.
(D)	Inclusive of expenses paid in connection with Indirect Investments.
(E)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended December 31, 2008

Cash Flows From Operating Activities

Net decrease in shareholders’ equity from operations	$(2,730,833)

Adjustments to reconcile net decrease in shareholders’ equity from operations to net cash provided by operating activities:

Change in net unrealized appreciation of Investments	1,112,959
Net capital contributed to Indirect Investments	(273,607)
Distributions received from Indirect Investments	1,545,669
Net realized gain from investments	1,040,955
Proceeds from the sale of Distributed Investments	117,844
Decrease in accrued interest receivable	7,629
Decrease in deferred compensation plan assets	19,075
Increase in prepaid expenses and other assets	(5,433)
Decrease in deferred tax liability	(4,751)
Decrease in accounts payable and accrued expenses	(66,315)
Increase in due to affiliate	20,000
Increase in other receivable - foreign withholding tax	(37,242)
Net cash provided by operating activities	745,950

Cash Flows Used for Financing Activities

Cash distribution paid to shareholders	(3,259,794)

Decrease in cash	(2,513,844)
Cash at beginning of period	5,728,928

Cash at End of Period	$3,215,084

Supplemental disclosure of cash flow information:

Cash paid for income taxes	$962

Supplemental disclosure of non-cash operating activity:

Fair value of in-kind distributions received from Indirect Investments	$148,438

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of December 31, 2008
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Manufacturing:
ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-kind) dividend	$863,700	$2,189,325
1,000 shares of common stock	1,000,000	0

Total Manufacturing	1,863,700	2,189,325	11.93%	11.93%

Healthcare:
Allied Healthcare International, Inc.
New York, NY
Home health care
64,626 shares of common stock	77,551	70,442	0.39%	0.39%

Total Healthcare	77,551	70,442	0.39%	0.39%

Total Direct Investments	1,941,251	2,259,767	12.32%	12.32%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	1,330,579	962,842	5.25%	5.25%
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	416,059	433,631	2.36%	2.36%
$2,500,000 original capital commitment
.267% limited partnership interest

Total International	1,746,638	1,396,473	7.61%	7.61%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	873,061	843,723	4.60%	4.60%
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	268,015	203,533	1.11%	1.11%
$5,000,000 original capital commitment
.124% limited partnership interest

Total Large Corporate Restructuring	1,141,076	1,047,256	5.71%	5.71%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2008
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	$2,486,711	$4,284,125	23.35%	23.35%
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	2,361,172	2,360,860	12.86%	12.86%
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	616,577	856,863	4.67%	4.67%
$3,500,000 original capital commitment
.990% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.	0	35,790	0.20%	0.20%
$10,000,000 original capital commitment
.342% limited partnership interest

Total Medium Corporate Restructuring	5,464,460	7,537,638	41.08%	41.08%

Sector Focused:
First Reserve Fund VIII, L.P.	0	92,000	0.50%	0.50%
$5,000,000 original capital commitment
.616% limited partnership interest

Providence Equity Partners III, L.P.	94,900	94,000	0.51%	0.51%
Providence Equity Offshore Partners III, L.P.	1,154	6,553	0.04%	0.04%
$3,500,000 original capital commitment	96,054	100,553	0.55%	0.55%
.372% limited partnership interest

VS&A Communications Partners III, L.P.	1,053,253	1,118,710	6.09%	6.09%
$3,000,000 original capital commitment
.293% limited partnership interest

Total Sector Focused	1,149,307	1,311,263	7.14%	7.14%

Small Corporate Restructuring:
American Securities Partners II, L.P. (A)	0	18,457	0.10%	0.10%
$5,000,000 original capital commitment
1.429% limited partnership interest

Sentinel Capital Partners II, L.P. (A)	315,812	239,769	1.30%	1.30%
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P. (B)
(f/k/a Triumph Partners III, L.P.)	40,246	139,223	0.76%	0.76%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring	356,058	397,449	2.16%	2.16%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2008
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets

Venture Capital:
Alta California Partners II, L.P.	$957,135	$646,218	3.52%	3.52%
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	204,964	148,099	0.81%	0.81%
$1,540,000 original capital commitment
.381% limited partnership interest

Sprout Capital VIII, L.P.	495,967	443,469	2.42%	2.42%
$5,000,000 original capital commitment
.667% limited partnership interest

Total Venture Capital	1,658,066	1,237,786	6.75%	6.75%

Total Indirect Investments	11,515,605	12,927,865	70.45%	70.45%

Total Portfolio Investments (C) (D)	$13,456,856	$15,187,632	82.77%	82.77%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
In December 2008, the Trust received an in-kind distribution from Washington & Congress Capital Partners, L.P. of 64,626 common shares of Allied Healthcare International, Inc. valued at $77,551 as of the date of distribution.

(C)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust's portion has been given to the other limited partners invested in this partnership.

(D)
For the three months ended December 31, 2008, the Trust wrote-off a portion of cost of the following Indirect Investments, resulting in a realized loss of $809,500:

Apollo Investment Fund IV, L.P.                                              $77,200
CVC European Equity Partners II, L.P.                                     157,400
Parthenon Investors, L.P.                                                           574,900
                                                                                                      $809,500

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Nine Months Ended December 31, 2008

The following per share data and ratios have been derived from information provided in the consolidated financial statements.

Operating Performance Per
Share of Beneficial Interest:	2009

Net asset value, beginning of year	$221.76

Net investment loss	(5.34)
Net change in net assets from
Portfolio Investments	(17.83)

Net decrease in net assets resulting from operations	(23.17)

Cash distributions: (B)
Return of capital	(26.90)
Gain	(3.10)
(30.00)

Net asset value, end of period	168.59

Total investment return (A)	(13.93%)

Ratios to Average Net Assets:

Expenses (including provision for income taxes) (A)	4.02%

Expenses (excluding provision for income taxes) (A)	4.00%

Net investment loss (A)	(3.55%)

Supplemental Data:

Net assets, end of period	$18,349,989

Portfolio turnover	0.68%

(A)	Calculation is based on annualized amounts.

(B)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees for up to three additional one-year periods.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $15,187,632 as of December 31, 2008, representing 82.77% of shareholders’ equity, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.
The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation.  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.  As of December 31, 2008, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)        departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.           Summary of Significant Accounting Policies, continued

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency.  Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using applicable enacted tax rates.

During the nine months ended December 31, 2008, the Trust recorded a provision for income taxes of $3,789 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiaries.  The income tax provision is comprised of $962 of current state tax expense and a federal deferred tax benefit of $4,751.

The tax effects of temporary differences that give rise to the deferred tax liability as of December 31, 2008 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiaries in excess of their tax basis.

On April 1, 2007, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 requires that the Trust recognize in its financial statements the impact of tax positions taken (or expected to be taken) on an income tax return only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The adoption of FIN 48 did not have a material impact on the Trust’s consolidated financial statements for the nine months ended December 31, 2008.

Cash and Cash Equivalents - The Trust considers its money market investment held at broker to be a cash equivalent.

3.           Fair Value of Portfolio Investments

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date. FAS 157 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Partnership has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Trust’s investments carried at value:

Valuation inputs:
Level 1 – Quoted prices	$70,442
Level 2 – Other significant observable inputs	0
Level 3 – Significant unobservable inputs	15,117,190
Total	$15,187,632

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of 3/31/08	$18,731,452
Accrued discounts/premiums	0
Realized gain/loss	(1,621,213)
Change in unrealized appreciation/depreciation	(1,105,850)
Net purchases/sales	(887,199)
Net transfers in and/or out of Level 3	0
Balance as of 12/31/08	$15,117,190
Net change in unrealized appreciation/depreciation
from investments still held as of 12/31/08	$(1,105,850)

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

4.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

5.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

6.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of December 31, 2008, which was used to calculate the management fee for the quarter ended December 31, 2008, was $13,561,689.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  At December 31, 2008, the Trust had prepaid management fees to the Adviser Trustee of $1,559, which is included in prepaid expenses on the consolidated balance sheet.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

7.           Investment Commitments

As of December 31, 2008, the Trust had unfunded investment commitments of approximately $3.2 million.

8.           Cash Distributions

During the fiscal year 2009, the Trust made cash distributions to shareholders totaling $3,259,794, of which the Beneficial Shareholders received $3,244,794, or $30 per share of beneficial interest in the Trust, and the Adviser Trustee received $15,000.  The breakdown of the distributions between return of capital and gain is $26.90 and $3.10 per share, respectively.  The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.

Cumulative distributions made from inception of the Trust through December 31, 2008 total $122,350,945, of which the Beneficial Shareholders received $121,787,945, or $1,126.00 per Share and the Adviser Trustee received $563,000.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 51	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 62	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 77	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes International Fund and Forward Funds

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2008).

The Trust’s proxy voting record is available without charge by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2008).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

The Pacific Corporate Group
Private Equity Fund
1200 Prospect Street, Suite 200
La Jolla, CA  92037